United States of America
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: March 2, 2015
Commission File Number 1-7107
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LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

DELAWARE	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986-5600
 __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Œ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Œ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Œ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Œ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2015, Louisiana-Pacific Corporation (“LP”) entered into Change of Control Agreements (the “Change-of-Control Agreements”) with Mr. Michael Sims, our senior vice-president Sales & Marketing, and Mr. Neil Sherman, our senior vice-president and general manager, EWP. Neither Mr. Sims nor Mr. Sherman were previously a party to a change of control agreement.

A copy of the form of Change-of-Control Agreement entered into between LP and each named employee is attached to this filing as Exhibit 10.26 and is incorporated herein by this reference. Certain terms used in the following description of the Change-of-Control Agreements with initial capital letters are defined in the form of Change-of-Control Agreement.

The Change-of-Control Agreements provide, among other things, that if, within three years following the occurrence of a Change of Control of LP during the Change of Control Period, the named employee’s employment with LP is terminated by LP other than for Cause or Disability, or by the named employee for Good Reason, the named employee will be entitled to receive (i) his annual base salary through the date of termination plus a pro rata amount of his target bonus for the fiscal year in which the Change of Control occurred (the “Target Bonus”), plus any compensation previously deferred by the named employee and any accrued vacation pay, (ii) an amount equal to three times the sum of (x) his annual base salary plus (y) his Target Bonus, and (iii) the difference, calculated on an actuarial present value basis, between the retirement benefits that would have accrued if the named employee’s employment had continued for an additional three years following the termination date and the actual vested retirement benefits, if any, at the date of termination. Special payment provisions also apply in the event of the named employee’s death, Disability, termination of employment by LP for Cause or termination of employment by the named employee without Good Reason, within three years following the occurrence of a Change of Control of LP during the Change of Control Period. The Change of Control Period set forth in the Change-of-Control Agreements commences on March 2, 2015 and ends on the second anniversary of the date on which LP gives written notice to the named employee that the Change of Control Period shall end.

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.

Exhibit Number	Description
10.26	Form of Change of Control Employment Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/s/ Sallie B. Bailey
Sallie B. Bailey
Executive Vice President and Chief
Financial Officer
(Principal Financial Officer)
Date: March 3, 2015